12% Secured Promissory Note	12 Months Ended
Sep. 30, 2012
Convertible Notes, 12 Secured Promissory Note, Note Conversions and Loss On Settlement Of Debt [Abstract]
12% Secured Promissory Note

Note 8 – 12% Secured Promissory Note

On November 8, 2011 Sionix issued a 12% Secured Promissory Note in the principal amount of $300,000 maturing on July 31, 2012. The Company has an optional right of redemption prior to maturity. Sionix must redeem the debenture on the maturity date at a redemption premium of 7.5%. Sionix granted to the investor a continuing, first priority security interest in certain property of Sionix to secure the prompt payment, performance, and discharge in full of all of the Company’s obligations under the Secured Promissory Note, Securities Purchase Agreement, and Pledge Agreement.

In connection with this borrowing, Sionix issued 2,358,491 shares of common stock as Incentive Shares, and 16,981,132 shares of common stock as Pledged Shares. At the Company’s option, the Incentive Shares may be redeemed for cash in the amount of $125,000; otherwise they are retained by the lender. The value of the Incentive Shares has been classified as a liability and is being amortized as interest expense over the term of the borrowing. The Pledged Shares were issued as security under the Pledge Agreement.

After conversions, the amount outstanding as of September 30, 2012 amounted to $225,681.